UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 8, 2025

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10240 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.0001 par value per share	DRRX	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights		(The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by DURECT Corporation, a Delaware corporation (the “Company”) on July 29, 2025, the Company, Bausch Health Americas, Inc., a Delaware corporation (“Parent”), and BHC Lyon Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and solely for purposes of Section 6.10 of the Merger Agreement, Bausch Health Companies Inc., a corporation continued under the laws of the Province of British Columbia entered into an Agreement and Plan of Merger, dated as of July 28, 2025 (the “Merger Agreement”).

On August 8, 2025, the Company, Parent and Merger Sub entered into that Amendment No. 1 (the “Amendment”) to Merger Agreement pursuant to which the Company, Parent and Merger Sub agreed to extend the date by which Merger Sub is obligated to commence the tender offer for all of the outstanding shares of common stock of the Company from August 11, 2025 to August 12, 2025.

A copy of the Amendment is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to the Agreement and Plan of Merger by and among DURECT Corporation, Bausch Health Americas, Inc., BHC Lyon Merger Sub, Inc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

Additional Information and Where to Find it

The Offer described in this communication has not yet commenced. This communication is neither an offer to purchase nor a solicitation of an offer to sell Company Shares. At the time the Offer is commenced, Parent and Merger Sub will file a Tender Offer Statement on Schedule TO with the SEC, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. The Company stockholders and other investors are urged to read the Offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement, as they may be amended from time to time, when they become available because they will contain important information that should be read carefully before any decision is made with respect to the Offer. These materials will be sent free of charge to all stockholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at https://www.durect.com/investors.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication included above that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would,” or similar expressions are intended to identify forward-looking statements. The forward-looking statements are based on current beliefs and expectations and include, but are not limited to statements regarding beliefs about the potential benefits of the transaction; the considerations taken into account and the determination by the Company Board in approving the transaction; the planned completion and timing of the transactions contemplated by the Merger Agreement; and the prospective performance and outlook of the surviving company’s business, performance, and opportunities. Actual results may differ materially from those contained in the forward-looking statements contained in this communication, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from those projected include, among other things, uncertainties as to the timing and completion of the Offer and the Merger; uncertainties as to the percentage of the Company stockholders tendering their Company Shares in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Offer or the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable regulatory and/or governmental entities (or any conditions, limitations or restrictions placed on such approvals); risks relating to the Company’s liquidity during the pendency of the Offer and the Merger or in the event of a termination of the Merger Agreement; the risk that the Milestone Payments are not achieved; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, partners, vendors and other business partners; risks related to diverting management’s attention from the Company’s ongoing business operations; the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, and other risks and uncertainties pertaining to the Company’s business, including the risks and uncertainties detailed in the Company’s public periodic filings with the SEC, as well as the Offer materials to be filed by Parent and Merger Sub and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by the Company in connection with the Offer.

Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update these statements to reflect events or circumstances after the date hereof, except as required by law.

Further information regarding these and other risks is included in the Company’s most recent SEC filings, including its annual report on Form 10-K for the year ended December 31, 2024, and quarterly report on Form 10-Q for the quarter ended March 31, 2025, under the heading “Risk Factors.” These reports are available on our website www.durect.com under the “Investors” tab and on the SEC’s website at www.sec.gov. All information provided in this communication is based on information available to the Company as of the date hereof, and the Company assumes no obligation to update this information as a result of future events or developments, except as required by law.

Further information regarding these and other risks is included in the Company’s most recent SEC filings, including its annual report on Form 10-K for the year ended December 31, 2024 and quarterly report on Form 10-Q for the quarter ended March 31, 2025 under the heading “Risk Factors.” These reports are available on our website www.durect.com under the “Investors” tab and on the SEC’s website at www.sec.gov. All information provided in this communication is based on information available to the Company as of the date hereof, and the Company assumes no obligation to update this information as a result of future events or developments, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: August 8, 2025	By:	/s/ James E. Brown
James E. Brown
President and Chief Executive Officer